UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2010 (December 14, 2009)
CAVIUM NETWORKS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-33435 (Commission File Number)	77-0558625 (I.R.S. Employer Identification Number)

805 East Middlefield Road, Mountain View, California (Address of Principal Executive Offices)		94043 (Zip Code)

(650) 623-7000
Registrant’s Telephone Number, Including Area Code

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On December 18, 2009, Cavium Networks, Inc. (“Cavium” or the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting its acquisition of MontaVista Software, Inc. (“MontaVista”). This amendment to the Initial Form 8-K amends and supplements the Initial Form 8-K to provide the historical financial information required pursuant to Item 9.01(a) of Form 8-K, and the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The Consolidated Financial Statements of MontaVista as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008 and accompanying notes are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.
The Unaudited Condensed Consolidated Financial Statements of MontaVista as of September 30, 2009 and for the nine-month periods ended September 30, 2009 and 2008 and accompanying notes are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(b) Pro Forma Financial Information
The following Unaudited Pro Forma Combined Condensed Financial Statements are included as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference:
(i)	Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2009

(ii)	Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 2008 and the nine- month period ended September 30, 2009

(iii)	Notes to the Unaudited Pro Forma Combined Condensed Financial Statements
(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization by and between Cavium Networks, Inc., MV Acquisition Corporation, Mantra, LLC, and MontaVista Software, Inc., dated November 6, 2009. (1)

4.1	Registration Rights Agreement by and between Cavium Networks, Inc. and certain stockholders of MontaVista Software, Inc., dated December 14, 2009. (2)

10.1	Amendment No. 1 to Agreement and Plan of Merger and Reorganization by and between Cavium Networks, Inc., MV Acquisition Corporation, Mantra, LLC, and MontaVista Software, Inc., dated December 14, 2009. (3)

23.1	Consent of Independent Auditors

99.1	Consolidated Financial Statements of MontaVista as of December 31, 2008 and 2007 and for each of the three years ended December 31, 2008 and notes thereto

99.2	Unaudited Condensed Consolidated Financial Statements of MontaVista as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008 and notes thereto

99.3	Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2009 and Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2008 and for the nine months ended September 30, 2009 and notes thereto

(1)	Filed as Exhibit 2.1 to the Registrant’s report on Form 8-K (No. 001-33435), filed with the SEC on November 10, 2009, and incorporated herein by reference.

(2)	Filed as Exhibit 4.1 to the Registrant’s report on Form 8-K (No. 001-33435), filed with the SEC on December 18, 2009, and incorporated herein by reference.

(3)	Filed as Exhibit 10.1 to the Registrant’s report on Form 8-K (No. 001-33435), filed with the SEC on December 18, 2009, and incorporated herein by reference.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVIUM NETWORKS, INC.
Date: January 8, 2010	By:	/s/ Arthur D. Chadwick
Arthur D. Chadwick
Vice President of Finance and Administration and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization by and between Cavium Networks, Inc., MV Acquisition Corporation, Mantra, LLC, and MontaVista Software, Inc., dated November 6, 2009. (1)

4.1	Registration Rights Agreement by and between Cavium Networks, Inc. and certain stockholders of MontaVista Software, Inc., dated December 14, 2009. (2)

10.1	Amendment No. 1 to Agreement and Plan of Merger and Reorganization by and between Cavium Networks, Inc., MV Acquisition Corporation, Mantra, LLC, and MontaVista Software, Inc., dated December 14, 2009. (3)

23.1	Consent of Independent Auditors

99.1	Consolidated Financial Statements of MontaVista as of December 31, 2008 and 2007 and for each of the three years ended December 31, 2008 and notes thereto

99.2	Unaudited Condensed Consolidated Financial Statements of MontaVista as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008 and notes thereto

99.3	Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2009 and Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2008 and for the nine months ended September 30, 2009 and notes thereto

(1)	Filed as Exhibit 2.1 to the Registrant’s report on Form 8-K (No. 001-33435), filed with the SEC on November 10, 2009, and incorporated herein by reference.

(2)	Filed as Exhibit 4.1 to the Registrant’s report on Form 8-K (No. 001-33435), filed with the SEC on December 18, 2009, and incorporated herein by reference.

(3)	Filed as Exhibit 10.1 to the Registrant’s report on Form 8-K (No. 001-33435), filed with the SEC on December 18, 2009, and incorporated herein by reference.